Exhibit 32.1

CHRYSLER GROUP LLC

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sergio Marchionne, Chief Executive Officer, Chief Operating Officer and President of Chrysler Group LLC (the “Company”), hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2011	/s/ Sergio Marchionne
Sergio Marchionne
Chief Executive Officer, Chief Operating Officer and President